UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017

IDT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02 Results of Operations and Financial Condition.

On October 31, 2017, Rafael Holdings, Inc. (“Rafael”), a subsidiary of IDT Corporation (the “Registrant”), filed a registration statement on Form 10 with the U.S. Securities and Exchange Commission (“SEC”) that includes the following financial statements: (i) combined balance sheets of Rafael as of July 31, 2017 and 2016, and combined statements of comprehensive income (loss), equity, and cash flows for each of the years in the three-year period ended July 31, 2017, (iv) an unaudited pro forma condensed combined balance sheet as of July 31, 2017 and unaudited pro forma combined statements of comprehensive income for the fiscal year ended July 31, 2017 (the “Financial Statements”). The pro forma adjustments to the combined financial statements assume that Rafael’s spin-off from IDT occurred as of August 1, 2016. The Financial Statements included in the Information Statement filed as exhibit 99.1 to the Form 10 are incorporated herein by reference.

Item 8.01 Other Events.

On November 1, 2017, the Registrant issued a press release announcing that Rafael had filed a Form 10 registration statement (containing a preliminary Information Statement for IDT stockholders) with the SEC.

The intent is that Rafael will be spun-off to the Registrant’s stockholders, so that Rafael will be a separate publicly traded company. Rafael intends to apply to have its Class B common stock listed for trading on the NYSE American under the symbol “RFL”. Approval of the spin-off by the Registrant’s stockholders is not required.

The Registrant’s board of directors believes that the spin-off will allow Rafael to better focus on its strategic mission and that its potential can be better realized as an independent entity.

The spin-off of Rafael will occur by way of a pro rata distribution of Rafael Class A common stock and Class B common stock to the Registrant’s stockholders. On the distribution date, each Registrant stockholder as of the record date for the distribution will receive one share of Rafael Class A common stock for every two shares of the Registrant Class A common stock and one share of Rafael Class B common stock for every two shares of the Registrant Class B common stock.

Completion of the spin-off is subject to final approval by the Registrant’s board of directors, receipt of a favorable opinion as to the spin-off’s tax-free status, as well as effectiveness of the Form 10 registration statement filed with the SEC. The Form 10 includes detailed information about Rafael, the spin-off and related matters. IDT will distribute an information statement to stockholders following completion of the SEC’s review of the Form 10. The Registrant’s board of directors reserves the right to amend, modify or abandon the spin-off and the related transactions at any time prior to the distribution date.

This Form 8-K report contains forward-looking statements addressing the spin-off, the operation, business and prospects of the Registrant and Rafael following the spin-off and other expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These risks and uncertainties include uncertainties regarding the spin-off, including the timing and terms of the spin-off and whether the spin-off will be completed, and uncertainties regarding the impacts on the Registrant and the market for their respective securities if the spin-off is accomplished. In addition, the Registrant and Rafael are subject to additional risks and uncertainties, as described in the Registrant’s Form 10-K, Form 10-Q and Form 8-K reports and the Form 10 referenced above (including all amendments to those reports) and exhibits to those reports.

A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1	Press Release of the Registrant, dated November 1, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ Shmuel Jonas
Name: Shmuel Jonas
Title: Chief Executive Officer

Dated: November 1, 2017

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EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release of the Registrant, dated November 1, 2017.

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